Income Taxes	12 Months Ended
Jun. 30, 2023
Income Tax Disclosure [Abstract]
Income Taxes

Note 10 — Income Taxes

The Company had no income tax expense due to operating losses incurred for year ended June 30, 2023 and for the periods from March 30, 2022 (inception) through June 30, 2022. In addition, no income tax expense incurred from the carved out results of operation from Eureka for the period from July 1, 2021 through March 29, 2022 (predecessor). Loss before income taxes were amounted to $11,114,402, $1,074,151, and $611,196 for the year ended June 30, 2023, for the periods from March 30, 2022 (inception) through June 30, 2022, and for the period from July 1, 2021 through March 29, 2022 (predecessor), respectively.

The Company’s net deferred tax assets were as follows as of June 30, 2023 and 2022

	As of June 30, 2023	As of June 30, 2022
Deferred tax assets:
Net operating loss carryover	$354,895	$218,404
Stock-based compensation	93,183	7,168
Research and development expense capitalization	2,111,518	—
Research and development tax credit	—	62,513
Total deferred tax assets	2,559,596	288,085
Valuation allowance	(2,559,596)	(288,085)
Deferred tax asset, net of allowance	$—	$—

The effective tax rate of the Company’s provision (benefit) for income taxes differs from the federal statutory rate as follows as of June 30, 2023 and 2022

	For the year ended June 30, 2023	For the period from March 30, 2022 (inception) through June 30, 2022
Statutory rate	21.0%	21.0%
Research and development tax credit rate difference	—%	5.8%
Prior year true-ups	0.6%	—%
Changes in valuation allowance	(21.6)%	(26.8)%
Total	—	—

As of June 30, 2023 and 2022, the Company had gross federal income tax net operating loss (“NOL”) carry forwards of $1,689,976 and $45,394, and federal research tax credits of $0 and $62,513, respectively.

Under the Code, the NOL can be carried forward indefinitely and can be used to offset up to 80% of taxable income for losses arising in tax years beginning after June 30, 2022. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax asset will be realized. The ultimate realization of deferred tax assets is dependent upon the Company attaining future taxable income during periods in which those temporary differences become deductible.

Due to the uncertainty surrounding the realization of the benefits of its deferred assets, including NOL carry forwards, stock-based compensation, research and development expense capitalization and federal research tax credit, the Company has provided a 100% valuation allowance on its deferred tax assets at June 30, 2023 and 2022. In terms of research and development expense capitalization attributed to deferred tax assets, the Company capitalized research and development expense of $10,295,566 and $1,028,921 for the year end June 30, 2023, and for the period from March 30, 2022 (inception) through June 30, 2022, respectively. The research and development expense capitalization were mainly derived from Eureka’s license and service agreement and would be amortized over 5 years for income tax purposes.

The Company accounts for uncertain tax positions in accordance with the provisions of ASC 740, Income Taxes. When uncertain tax positions exist, the Company recognizes the tax benefit of tax positions to the extent that the benefit will more likely than not be realized. The determination as to whether the tax benefit will more likely than not be realized is based upon the technical merits of the tax position as well as consideration of the available facts and circumstances. As of June 30, 2023 and 2022, the Company had no uncertain tax positions, and no interest or penalties have been charged to the Company for the year ended June 30, 2023. If incurred, the Company will classify any interest and penalties as a component of interest expense and operating expense, respectively.